UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 12, 2020

H/CELL ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3010 LBJ Freeway, Suite 1200, Dallas, Texas 75234

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 888-6009

Copy of correspondence to:

Frederick M. Lehrer, P. A.

(561) 706-7646

flehrer@securitiesattorney1.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

H/Cell Energy Corporation is referred to herein as “we”, “our, or “us”.

Item 1.01 Entry into a Material Definitive Agreement

On August 12, 2020, pursuant to a Seed Capital Subscription Agreement, we made an equity investment of 175,000 shares into VoltH2 Holdings AG (“VoltH2”), a Swiss corporation developing scalable green hydrogen production projects primarily in Europe. VoltH2 is currently developing a 25MW green hydrogen production site near Vlissingen, Netherlands. The investment is for a total purchase price $175,000 USD representing a 17.5% equity interest in VoltH2.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Seed Capital Subscription Agreement

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H/CELL ENERGY CORPORATION

Date: August 14, 2020	By:	/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer